Listing Report:Supplement No. 88 dated Oct 28, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 319423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,348.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$77.34

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2003	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,617	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hardneasylivin	Borrower's state:	Ohio	Borrower's group:	MONEY DIES
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	740-760 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2007) 720-740 (Jul-2007)
Principal balance:	$1,689.63	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Forget Chase, 2nd Loan with Prosper
Chase sent me a letter stating that my interest rate on my credit card was going to be changed from 4.99% fixed to 15.24% variable.? I?have never paid late, ever.? Screw them.??Because our economy is struggling, I am being punished for it.? I owe $1203.44 on my chase card.? I also purchased a dell computer with deferred finance charges,?I owe?$1074.98. ?I would like to consolidate that debt into 1 loan through prosper.? Seeing as this is my second loan with prosper and that I set up automatic payments this should be quick and easy.? Good luck bidding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 374995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$65.88

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1972	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,432	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ModelRealtor	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down some Credit Card Debt
Purpose of loan:
This loan will be used to pay off Higher Interest Lines of Credit, Knock Down Balances on Credit Cards

My financial situation:
I am a good candidate for this loan because I have worked very hard over the past few years to Improve my Credit.? I always Pay on time.? I have steady Income. My expenses are minimal. My Life is comfortable, easy to manage.? I simply would like to reduce my debt quicker and at a more reasonable Rate. One combined monthly payment would be nice.

Monthly net income? Varies? between 1600.00? to $3000.00 other months

Monthly expenses: $
??Housing: $?1000.00
??Insurance: $ 144.00
??Car expenses: $ 50.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 49.00
??Food, entertainment: $ 150.
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.52%	Starting borrower rate/APR:	21.52% / 23.78%	Starting monthly payment:	$94.86

Auction yield range:	8.27% - 20.52%	Estimated loss impact:	6.98%
Lender servicing fee:	1.00%	Estimated return:	13.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1996	Debt/Income ratio:	36%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	21 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$45,233	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ryno1998	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Card

Purpose of loan:
This loan will be used to pay off high interest credit card that was used to purchase band equipment..I need to pay this card off by december or I will get hit with additional interest accrued. Currently my rate is 26.75% and this loan would knock it down and save me money each month and also save me accrued interest...

My financial situation:
I am a good candidate for this loan because Im employed full time in a very secure profession making 77,000 a year, make all my payments on time, and would have no problem paying this loan back each month...I also make additional money on the side playing in a band and make?about 200-400 a month?extra with the band that could pay this back easily...?

Monthly net income: $
4,200
Monthly expenses: $
??Housing: $ 1,800
??Insurance: $ 60
??Car expenses: $ 300
??Utilities: $ 130
??Phone, cable, internet: $ 120
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
This leaves me around 600 extra each month after groceries, gas etc....My last loan listed expired so I am listing again, but this time at 2,500 in hopes that lowering the amount will help me get funded easier...Paying this monthly payment would be a breeze....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,180.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$841.16

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-2001	Debt/Income ratio:	27%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	17y 2m
Amount delinquent:	$0	Revolving credit balance:	$343	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	CarlosCespedes	Borrower's state:	Florida	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	20 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	720-740 (Sep-2009) 640-660 (Jul-2008) 640-660 (Jun-2008) 640-660 (May-2008)
Principal balance:	$1,501.96	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Pay off Balloon payment
I have a lender portfolio in prosper in active?cash flow?with loans for 3 years.Means I got to be here.
I am a good candidate for this loan because I had been in Prosper long time ago and I always pay on time,my credit is good and I am taking care of it,before I was negligent in follow up with my credit but now I am always checking that everything is ok,.
?? Payment for this loan will be very easy? but this room will rented out for 450 a month I can even pay twice the amount.
This property is in a great location if you know miami? is located 2 blocks away from Biscayne Boulevard and is rented by 2000 monthly means
I can pay very easily besides I am a prosper lender also and my stock market is going good as a private investor I consider myself succesful,
I am always working in my own businesses and for hotels partiming as bartender or banquet server,time is money and I use it properly.
???? My goal is pay this balloon payment I have one year more to do it but for me the sooner the better.Florida was out of Prosper for a while
I am improving again my portfolio in prosper and I appreciate you bid in my loan ,I prefer extend this business to prosper.Thanks for reading and appreciationg for bidding.Questions are welcome
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.66%	Starting monthly payment:	$56.63

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1994	Debt/Income ratio:	37%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	21 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	18y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,202	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	gatormom	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$920.61	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards.? My divorced daughter and her 3 children live with me and I am the only person with an income.? I have finally realized that I can no longer supply the wants of my family but only their needs until I am debt free and that is my 2 year goal.

My financial situation:
I am a good candidate for this loan because even though I have been late on my accounts they are always paid.? With a payment in one place I will be much better able to handle.????

Monthly net income: $ 3306.00

Monthly expenses: $ 2570.00
??Housing: $
??Insurance: $ 70.00
??Car expenses: $ 500.00
??Utilities: $?400.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $?500.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 800.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	first-obedient-finance	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Living expenses this semester
Purpose of loan: living expenses
This loan will be used to keep me afloat while I find a secure job in a new city. I just moved here in August and need more living expenses than I received from my school. I am a licensed massage therapist, but it takes time to get licensed in another state. However, I plan to make payments until payed off. I should secure a job in two month's time, so this would really help me in paying bills/rent/food/necessities/car/pets until I get caught up.

My financial situation: broke
I am a good candidate for this loan, because I will make monthly payments on time and I am a responsible person. It is just for me to stay alive until I secure a job while I am in college this semester and get my massage therapy license in state of GA. This is my first personal loan and I have no credit card debt.

Monthly net income: $ 0 as of now

Monthly expenses: $ 3000
??Housing: $ 800/mo
??Insurance: $ 160
??Car expenses: $ 380
??Utilities: $ 400
??Phone, cable, internet: $ 550
??Food, entertainment: $ 500
??Clothing, household expenses $800
??Credit cards and other loans:
??Other expenses: $ 1410
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$562.46

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1999	Debt/Income ratio:	35%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	47	Length of status:	7y 2m
Amount delinquent:	$14,597	Revolving credit balance:	$24,347	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	lgrande	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	680-700 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	780-800 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Looking for a way out!
This is my second time returning to Prosper for help.? I sucessfully paid off a loan of $15000 a couple of years ago.? Now unfortunately I am in a different situation that I am facing now.? I am in need of consolidation of my credit cards.? Since all of my creditors felt the need to increase the APR (even though I have never been late on payments...ever) to 18% and above, it is virtually impossible to get any where in paying down the balances.??I am currently in the final stages of a successful loan modification on my home due to the terms being an ARM. I need to consolidate all cc cards and be able to pay one payment and to actually see the balance dissapear.? I have about 5k in a savings account and the only reason my score is as low as it is is due to the mortgage situation which is now close to being fialized.? I have never been late in making?any other debt?payments. ?My goal is to be debt free or at least feel like I am going somwhere in managing the debt!?So?it would?be good for me to get my rate as low as possible.?

You consideration would be appreciated

Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.99%	Starting borrower rate/APR:	6.99% / 9.06%	Starting monthly payment:	$185.24

Auction yield range:	4.27% - 5.99%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	3.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2001	Debt/Income ratio:	22%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$19,626	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	power-trident	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
This is for debt consolidation payi
Purpose of loan:
This loan will be used to?paying off credit card loans?

My financial situation:
I am a good candidate for this loan because? I have excellent credit with a good credit history

Monthly net income: $3312.00

Monthly expenses:?????????
??Housing: $ 500.00
??Insurance: $ 100.00
??Car expenses: $ 0.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$177.10

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1985	Debt/Income ratio:	7%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,059	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mellis04	Borrower's state:	Georgia	Borrower's group:	Little Guy Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 100% )	700-720 (Latest)
Principal borrowed:	$3,250.00	< mo. late:	0 ( 0% )	520-540 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Payoff / Consolidation / Refinance
Purpose of loan:
Debt consolidation / Payoff / Improve Credit Score to allow refinance

My financial situation:
While?I've?had a few?unexpected?life experiences, I have always paid the debt I owe. I take full ownership in my responsibilities - even during the few difficult times.??After a small hiccup, my financial picture has improved and I have a solid job and enough?discretionary income at the EOM to pay back my loan amount. I am a current homeowner as well. I own my own car and primarily utilize public transportation which is very convenient to both?my employer & shopping (My monthly Public Transportation is reimbursed by my employer).? I currently participate in my employer's?medical & dental benefits program.? I recently paid off substantial debt and have 2 remaining debts in order to be debt-free (with the exception of my mortgage).?

I AM A PREVIOUS PROSPER BORROWER WITH A 2 YR SOLID PAYMENT HISTORY.

Monthly net income: $ 4,138.00

Monthly expenses: $
??Housing: $ 874. (Includes Taxes)
??Insurance: $ 94. (Home,?Auto & mortgage disability)
??Car expenses: $65. (Own my?vehicle and?also use public?transit)?
??Utilities: $ 230. (HOA / Gas / Electric Combined)
??Phone, cable, internet: $ 115. (Bundle Package includes cellular)
??Food, entertainment: $ 180.
??Clothing, household expenses $ 50.
??Credit cards and other loans: $665. (ELIMINATED W/PROSPER LOAN)
??Other expenses: $ 32. (Pet Expense)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$67.95

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-2001	Debt/Income ratio:	57%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$26,919	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dandelion5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an extended warranty for car
Purpose of loan:
This loan will be used to buy a 5 year/60,000 mile extended warranty for my car

My financial situation:
I am a good candidate for this loan because I have excellent credit, am a?very responsible &?reliable borrower,?pay my bills on time and have a stable?job

Monthly net income: $ 1970.00?

Monthly expenses: $
??Rent: $ 265.00
??Car payment: $ 295.66?
??Credit cards: $?250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$941.88

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$446	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	robust-point	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy Investment Property
Purpose of loan:
This loan will be used to buy two duplexes with great income. The duplexes are rent ready, and there wont be any mortgage or any other loans on them. The rents will get $2,600,? the payment on this loan will be around $950. These properties alone will pay back this loan with no problems.? I already have three other vary succsessfull rental properties that all make great income.

My financial situation:
I am a good candidate for this loan because I have experience with these rentals already and can see the income they will produce. I have excelent credit and as a real estate investor cant have any late payments that will wreck my credit.I have a secure career with a growing prescription benifits manager. The 4th largest in the country. I also have other income from the other rental properties I have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,477.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 30.12%	Starting monthly payment:	$60.67

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2001	Debt/Income ratio:	16%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,507	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	hellrayser	Borrower's state:	Missouri	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 95% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 5% )	600-620 (Sep-2009) 640-660 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
pay dental bill
Purpose of loan:
This loan will be used to pay a dental bill for a new crown?

My financial situation:
I am a good candidate for this loan because I pay my bills on time. I paid off my lat loan early.

Monthly net income: $ 2650

Monthly expenses: $
??Housing: $ 1000????
??Insurance: $ 100
??Car expenses: $ 400
??Utilities: $?75
??Phone, cable, internet: $ 75
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans:?200
? Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$401.56

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1995	Debt/Income ratio:	11%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,371	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Maizon-Realty-Company	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cash to take over mortgage payments
Purpose of loan: This loan will be used as available cash to help homeowners who are behind on their mortgage payments. With so many homes going into foreclosure, we find that this could have been avoided if homeowners were simply able to move without having to worry about the mortgage payments. Instead, they stop paying, fall behind, move out anyway, and then the bank must foreclose. My company plans to purchase many of the homes where buyers have begun falling behind on their payments or have an urgent need to move, but can?t sell in this market. We will take over their payments and continue paying the mortgage for them. These homes will in turn be rented out for long-term cash flow or sold to buyers who can afford the payments. This loan will be used as available cash that can be used, when needed, to pay off any back mortgage payments. My financial situation: I am a good candidate for this loan because I am still working full-time making a good salary. Therefore, I have the financial backing to carry any unexpected cash flow issues. Furthermore, there are an abundance of homes in my area that can be purchased by taking over the homeowners payments and rented out to many buyers who can?t get into a mortgage loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1996	Debt/Income ratio:	31%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,185	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	roccosmom	Borrower's state:	Vermont	Borrower's group:	Vermonters Unite
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 92% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	2 ( 8% )	600-620 (Aug-2009) 620-640 (Jul-2009) 620-640 (Sep-2007) 620-640 (Aug-2007)
Principal balance:	$776.98	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Pay off high interest credit cards
PLEASE NOTE THAT THE INCOME AND DEBT TO INCOME RATIO ARE NOT INCLUDING MY HUSBAND'S INCOME

Purpose of the loan: My husband and I got behind on our mortgage a little over a year ago due to my husband suffering from an illness.? During that time he was temporarily laid off because he had to spend a lot of time at the hospital.? We did not have health insurance and as you can imagine the bills went through the roof!!? His health was first and foremost to us at the time.? He has since been diagnosed and treated and is back to work full time as an electrician.? We have modified our mortgage and are current on all our bills (thank God!!)? We are looking for this loan to consolidate our credit card debt, the interest rates are extremely high.? We are turning to Prosper because our debt issues have been hard to overcome with conventional lending.? We want nothing more than to erase those issues and improve our credit scores to better our future.?

My financial situation: We are up to date on all our bills. This loan will be used to consolidate all our credit card debt and to pay off a pay day loan.

Why am I a good candidate for paying back this loan? Because my husband and I are working as hard as we can in the crazy economy to keep our heads above water.? We have overcome so many hardships in the past year and just want to feel free!!? We are hard working, honest people whom have had a tough time this year and just want to be on track financially so we can think about starting a family.

Monthly net income: $2,400.00 plus my husband's income of $2,800.00 - TOTAL INCOME: $5,200.00

Monthly expenses:

House: $1400.00
Insurance: $120.45
Car expense: $412 for my husband's car
Utilities: $200.00
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Credit cards, other loans: $200.00
TOTAL EXPENSES: $2,632.45

Feel free to ask me any questions you may have.? I am worth the investment and will be able to make the monthly payments - this can change our lives!!? Thank you for your interest!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$121.95

Auction yield range:	8.27% - 31.00%	Estimated loss impact:	7.25%
Lender servicing fee:	1.00%	Estimated return:	23.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	28%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$47,518	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	123happy	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,900.00	< mo. late:	0 ( 0% )	660-680 (Sep-2009) 640-660 (Aug-2009) 660-680 (Jul-2009) 640-660 (Jul-2008)
Principal balance:	$2,514.51	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Doing updates on home
Purpose of loan:
This loan will be used to? Update my Kitchen

My financial situation:
I am a good candidate for this loan because? I have a good steady job. This is my second Prosper loan

Monthly net income: $ 2,500.

Monthly expenses: $
??Housing: $ 500.
??Insurance: $ 50.
??Car expenses: $ 50.
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1987	Debt/Income ratio:	29%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	2y 11m
Amount delinquent:	$360	Revolving credit balance:	$11,942	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	edrow54	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (May-2009) 660-680 (Jul-2008)
Principal balance:	$571.18	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pay off high interest loan
Purpose of loan:
This loan will be for?Paying off high interest cash call loan .

My financial situation:
I work?for a large water district with job security and I'm working on getting my monthly expenses down .

Monthly net income: $ 5545.00

Monthly expenses: $ 3522.00
??Housing: $ 1950.00
??Insurance: $?35.00
??Car expenses: $?125.00
??Utilities: $ 175.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 125.00
?? cards and other loans: $?882.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	11.27% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1971	Debt/Income ratio:	32%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	15y 0m
Amount delinquent:	$0	Revolving credit balance:	$54,351	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	trade-balance2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
close high interest credit cards
Purpose of loan:
Credit cards have increased the interest rate on my cards and I want to pay them off and close accounts. Under the new guidelines the interest is approaching 25%. I have an employment contract that does not expire until December 31, 2015, and have been employed with the same firm since 1994. I am the Executive vice President of the firm that has been in business since 1937. I have never defaulted on a debt - NEVER!

My financial situation:? Is very good - I have a long standing history with secure employment. I have 65% equity in my home, have lived in same home 33 years.

Monthly net income: $ 3,400.00

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $ 245.00
??Car expenses: $ 50 - i receive $675.00 monthly auto allowance
??Utilities: $ 240 - monthly flat rate for all
??Phone, cable, internet: $ 145
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1992	Debt/Income ratio:	7%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	26	Length of status:	9y 7m
Amount delinquent:	$17,452	Revolving credit balance:	$281	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	thehaz	Borrower's state:	Georgia	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	520-540 (Dec-2007) 660-680 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
home improvement
Purpose of loan:
Home improvent

My financial situation:
I'm 47 years old and have a good work history. The deliquents on my credit report were caused by a business that I was a part owner of filing bankrupcy. I had used some of my personal creidt to try to keep the business running, The name of the business was DM Kaye and Sons transportation. I have worked very hard the last 5 years to pay off these balances. Of?the 4 remaning on my credit report I have worked out payment arrangements on the top 2 which represent 14000.00 of the 17000.00. I have contacted the credit bureau to get the addresses of the other 2. I will have all of these paid in full before the end of the year. My monthly income is just over 14000.00 which includes my bonus of about 40,000.00. The bonus has paid each of the last 5 years between 35k and 45k. I have W2's to support the income.

My monthly budget:
Mortgage/rent: $ 2258.00
Insurance: $ 600.00
Car expenses: $0
Utilities: $ 190.00
Phone, cable, internet: $ 230.00
Food, entertainment: $ 800.00
Clothing, household expenses $ 500.00
Credit cards and other loan payments: $ 0
Other expenses: $ 300.00---------------------------------------
Total monthly expenses: $4878.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$31.88

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1979	Debt/Income ratio:	6%
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,313	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	roto	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	840-860 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	860-880 (Apr-2008)
Principal balance:	$584.76	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
One final credit card to go...
Purpose of loan:This loan will be used to pay off a small amount that I owe on one final high interest credit card -- before canceling the account and having only ONE credit card to our names. Capital One is the next (and final) card to tackle and I want to pay off this debt ASAP given Prosper's offer of a 2nd loan option. My 1st loan with Prosper will be paid in full in mid-2010. Our 2nd child -- another boy :) -- will born early next year, and we want to free up some money to finish his nursery along with other miscellaneous improvements around our home.

Thanks in advance to ANYONE who helps!My financial situation:I am a good candidate for this loan because I am a homeowner who has never been delinquent on a payment, I always pay all bills on time, and my credit score is "AA" (760+ and I do whatever it takes to keep it that way). I would NOT risk harming my score for the amount of this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,787.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$679.29

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1986	Debt/Income ratio:	22%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	19y 11m
Amount delinquent:	$7,964	Revolving credit balance:	$985	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	green-rapid-deal	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Officer needs debt consolidation
Recently divorced and trying to get finances back on track.? I was left with a house out of state that was being rented by my ex's brother, however after the divorce, he quite paying rent and the house is in foreclosure. I do own another home in which I live in now, but was unable to make two house payments.? All other debts are up to date and paid on time. The divorce has hurt my credit rating which used to be 800+.? Please help me get back on track and put these loans behind me.
My financial situation:
I am a good candidate for this loan because?
I am a very responsible person with a solid work background. I am very particular to make payments on time.
Monthly net income: $
3200.00

Monthly expenses: $
??Housing: $ 1400.00????????????
??Insurance: $ 90.00
??Car expenses: $
??Utilities: $ 250.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $ 22,000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.12%	Starting borrower rate/APR:	18.12% / 20.33%	Starting monthly payment:	$72.43

Auction yield range:	4.27% - 17.12%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,799	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vivid-pound	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Carpet and expanding business
Purpose of loan: This loan will be used to help pay for some new carpet in my home tutoring area?and buy some new materials for my expanding tutor business
I am a good candidate for this loan because I pay all my bills on time and I would rather borrow from individuals instead of the banks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1986	Debt/Income ratio:	21%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,814	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	deckim	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,501.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 600-620 (May-2008) 600-620 (Apr-2008) 580-600 (Nov-2007)
Principal balance:	$1,611.17	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
I am asking for your help
Purpose of loan:

I am asking for your help!? This time of yr gets very stress full between 2 children?s birthdays & the holidays.?

I was not expecting to have over 1600.00 in car repairs on top of this. ? The 1 thing I can?t understand is how I became an HR when my last loan I was a D. I have paid all my loans & cc on time since my bankruptcy & have also paid more.??

Please look past the late payments, from my bankruptcy 3 years ago & see that I have made an honest effort in paying all my bills on time since.? This wasn?t a proud point in my life, it was a very humiliating 1 & I want it to be behind me.??

This loan would be used to help fix my car & do a little consolidating.? If you look at my income & what I pay out I can more than afford this loan amt.? Yes I had issues in the past with being unemployed & a child going through major surgery.? The medical bills were well over 4000.00 & I also had 23,000 in home improvement over the last 2 ? yrs., windows, porch, & bathroom, all things that needed to be done. This is the reason I don?t have a lot in savings. I do put 6% into my 401K.? (My company also matches 6%)??

I welcome any questions that will help me get my loan funded or should I say any question in general would be greatly appreciated.?

?I am a good candidate for this loan because?Because I have never missed a prosper payment even?when I was?unemployed for over 6 months

My financial situation:? Monthly net income: $?2300.00

Monthly expenses: $ 1150.00 leaving me with 1150.00
??Housing: $ husband????
??Insurance: $ husband????
??Car expenses: $ 100.00????
??Utilities: $ husband????
??Phone, cable, internet: $ 25.00 work for company
??Food, entertainment: $ husband????
??Clothing, household expenses $ husband
??Credit cards and other loans: $?750.00/Part being ny sons school payment per month
??Other expenses: $ 275.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$209.53

Auction yield range:	8.27% - 28.00%	Estimated loss impact:	7.17%
Lender servicing fee:	1.00%	Estimated return:	20.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	36%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$191,439	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	moneynow1234	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Aug-2008) 660-680 (Jun-2008) 660-680 (Apr-2008)
Principal balance:	$3,461.07	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Debt Management Tool
Purpose of loan:
The funds will be used to grow a stabilized, profitable real estate investment portfolio.

My financial situation:
The debt will be serviced with cash flow from the real estate portfolio and household income.? Cash flow from real estate totals $1,100 per month, and combined household salaries have totaled $9,000 per month from positions held a minimum of 5 years. ?? My personal credit is rated C.? This is due to: 1) Active shopping of mortgage rates in the normal course of business 2) ?High levels of 0-4% interest credit card debt financing, rotated in the normal course of business to preserve favorable rates.? To date, there has never been a missed or late payment in my credit history.

Monthly net income: $ 10,000
Monthly expenses: $ 8,000
Housing: $ 2,000
Insurance: $ 150
Car expenses: $ 300
Utilities: $ 300
Phone, cable, internet: $ 200
Food, entertainment: $ 1,000
Clothing, household expenses $ 500
Credit cards and other loans: $ 3,000
Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,155	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hard-working-bazaar	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory & supplies
Purpose of loan:
This loan will be used to buy the needed items to run my new business. The stocks of my food business are needed on a daily base because most are consumed.????There are also costs for cooking items.
My financial situation:
I am a good candidate for this loan because?every one eats, my business is a concession food kitchen.? This meens that I travel to where the hungry people are.

Monthly net income: $ 10,000 gross to start expected to grow to?three x's as much.

Monthly expenses: $ All costs are etamats.
??Mobile Kitchen: $ 1,500
??Insurance: $ 300
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 65
??Food: $?3000??Clothing expenses $ 30
??Credit cards and other loans: $ 0
??Other expenses: $ 2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2002	Debt/Income ratio:	50%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	2y 9m
Amount delinquent:	$590	Revolving credit balance:	$18,520	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	2
Screen name:	fivefish	Borrower's state:	Washington	Borrower's group:	PaCiFiC iSLaNdErS UniTe
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008) 600-620 (Jun-2008) 560-580 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
PCS Move for my family
Purpose of loan:
This loan will be used to? help move my family back to San Diego. I'm going to Bahrain in Dec 2009, but the Navy won't let my family go with me because we are too many. I want my family to move back to San Diego where we have family to help my wife for any moral support while I am away. We can't stay in housing here where we are right now, nor can we stay in housing in San Diego since that is not my duty station. The Navy won't pay for us to move back to San Diego and pretty much gave me the option of having my family stay here and live out in town. Being that my wife and I have three kids and I'm going to be gone for 2 years, it is imperative that she is near family for any support. Any excess funds we will use towards securing a rental home there.

My financial situation:
I am a good candidate for this loan because? I've had a prosper loan before and made timely payments on it and have already paid it off. I'll make more money (San Diego BAH, Family separation pay, danger pay, etc.) once I check-in in Bahrain-- my estimated income should be around 4,000-5,000.00 plus BAH so income will not be an issue and the money I will be making will be tax free while I am in Bahrain. In addition to this, I will also receive my own monthly allowance from the military for my own housing and living needs in Bahrain.

Monthly net income: $ 4,000.00 + 1900.00 (BAH) = 5,900.00

Monthly expenses: $ 3585.45
??Housing: $ 1450.00
? Car expenses: $ 485.45
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 500.00

My tour in Bahrain will enable my family and I to pay off all of our credit cards and our car loan.My family and I truly appreciate your consideration for my loan. Thank you in advance for your trust in lending to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,700.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$203.42

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2001	Debt/Income ratio:	30%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$17,110	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	transparency-network	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bath Remodel, Lower CC Debt
Purpose of loan:
This is a Relist with a lower amount in hopes of attracting more lenders. The pipes in the bathroom really need attending to first. Our bathroom is old with leaking pipes and with outdated tile and a nice pink tub and toilet to match. This has been a project my family has wanted to do for a while now, but the time is now with the pipes getting worse and the tub area. My husband was out of work for a few months last year and we toke on some debt using the credit cards that I would like to roll into one payment with a lower rate.

My financial situation:
I am a good candidate for this loan because I have a secure job and a very stable work history with no gaps in employment through the years. I sometimes work a little overtime. I share the bills with my husband who also works full time with a salary of $40000 a year.

Bills

Cable, phone, Internet - 125 a month shared
Water, Elec. Gas - 350? shared a month
Car and truck payment -? 450 shared a month
Clothes Food Entertainment - 350-450 ( we have a 2 year old)
Other expenses - 250
House Payment - 990 a month
Credit Card Min. - 210 a month
IRA savings 75 a month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1997	Debt/Income ratio:	43%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	23 / 20	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	54	Length of status:	0y 2m
Amount delinquent:	$43	Revolving credit balance:	$49,110	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	sublime-diversification	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Phd progam at college
Purpose of loan:
This loan will be used to pay for my doctorate program.?

My financial situation:
I am a good candidate for this loan because I will be able to pay it back in 3 months as I am receiving?a large lump sum at this time.

Monthly net income: $3500

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 180
??Car expenses: $235
??Utilities: $100
??Phone, cable, internet: $75
??Food, entertainment: $200
??Clothing, household expenses $60
??Credit cards and other loans: $159
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$143.77

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1991	Debt/Income ratio:	32%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	14y 9m
Amount delinquent:	$0	Revolving credit balance:	$20,439	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	1970cessna	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008)
Principal balance:	$1,411.14	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debts?

My financial situation:
I am a good candidate for this loan because past and current history of paying on time.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$148.58

Auction yield range:	11.27% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2002	Debt/Income ratio:	23%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,237	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	willgerm	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 620-640 (Mar-2008) 620-640 (Nov-2007)
Principal balance:	$1,325.73	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
debt consolidation
Purpose of loan:
looking to consolidate my bills and pay off my current prosper ?loan.?,My car is paid off and in no need for replacing, this loan will save me around $190 a month.?This is my second?loan with prosper,( perfect pay history on the first) ?and i look forward to building a great history with this membership.?
My friends and family have tried to bid on my listing, but prosper doesnt accept bids from my state....so they cannot participate.? Thats why i have no friends or family participation.
My financial situation:
I recently received a cost of living increase, but i?want to lower my monthly payments.
Monthly net income: $ 1400

Monthly expenses: $
??Housing: $ 360?
??Insurance: $ 79
??Car expenses: $?100
??Utilities: $ 96
??Phone, cable, internet: $?33
??Food, entertainment: $ 180
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 92
??Other expenses: $22
prosper loan if funded $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$156.10

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2003	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$816	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	first-class-penny0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Single Mom Debt Consolidation
I am 24-year-old single mother trying to work her way to be independent. Unfortunately, I have been unemployed for about a month now. Living in a city with the highest poverty rate in the state, I have had trouble finding a new job. Every day I do a job search, and I have submitted 20-30 applications since the day I became unemployed. I currently have about $1,000 credit card debt and around $2,200 on a student loan. I would like to pay these off and only have to worry about my cell phone bill and basic living expenses for my daughter and I (that is where the extra $600 dollars I am requesting comes in). I am getting so frustrated about being unemployed that I am setting up my own Ebay business while I continue my search. I have done my research and expect to make around $300+ this month. I would also use the extra requested money to help fund my shipping supplies/fees.

Currently, I am still living at home with my parents. Becoming financially independent because of my situation has been a rough journey for me. It is my dream to be able to save up enough to move out and get married to my boyfriend within the next year or so. I would also like to go back to school. I do have to pay back my current student loan before that could happen.

As of right now, I have around $600 combined in my savings and checking accounts. I am a stickler for creating a budget, being on time for payments, and always having a little money left over. My credit report states that I have never been late for a payment.

With this loan to pay off my debt, money for living expenses, and my current funds, I feel I could easily pay my bills monthly as well as save up a bit to reach my goals.

I know I may sound high risk since I am currently unemployed, but I am a responsible individual trying to take care of myself- this is why I did not want to ask my parents for the loan and already have a bit saved up to last me a couple months. I am not lazy or wanting to stay jobless at all. If worse comes to worse, I will be able to have the help of my family. It would kill me if I couldn?t make a payment!

Thank you so much for taking the time to consider helping me!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1997	Debt/Income ratio:	35%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	1y 0m
Amount delinquent:	$2,397	Revolving credit balance:	$6,767	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	moola-buckeye4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement ....ETC.
Purpose of loan: Multipurpose
This loan will be used to?

My financial situation: I have a good salary and a great credit score, just need some quick cash
I am a good candidate for this loan because?

Monthly net income: $ 5400

Monthly expenses: $ 2400
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$190.95

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1976	Debt/Income ratio:	70%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	43	Length of status:	10y 2m
Amount delinquent:	$185	Revolving credit balance:	$2,730	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	4
Screen name:	dime-holly	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay of My Bills
Purpose of loan:
Pay bills, Fix car, and son's college

My financial situation:
I have been Employed by the school's districts transportation for over 11 years.

Monthly net income: $
1300
Monthly expenses:

??Car expenses: $ 0
??Utilities: $ 350 M
??Phone, cable, internet: $170 M
??Food, entertainment: $ 150 M
??Clothing, household expenses $ 0
??Credit cards and other loans: $ N/A
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2004	Debt/Income ratio:	22%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$656	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sojobg12	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Military Member Needs You
Purpose of loan:
This loan will be used to?purchase a?used vehicle.??I currently do not have a vehicle, so please help me out.?

My financial situation:
I am a good candidate for this loan because I have a steady income.? I'm currently serving in the U.S. Air Force and I have 2 years and 6 months remaining on my first enlistment and I will be re-enlisting in 2012.? I pay my bills on time every month and?my credit report only shows one late payment, which was due to an error that is being handled.? In no way do I feel I'm a HR borrower,?and if allowed to prove myself you shall see.?

Monthly net income: $2,837.00

Monthly expenses: $1,315.00
??Housing: $375.00
??Insurance: $0
??Car expenses: $0
??Utilities: $70.00
??Phone, cable, internet: $120.00
??Food, entertainment: $100.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1998	Debt/Income ratio:	5%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$410	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	mbetha	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MY WEDDING DEBT
Purpose of loan:
loan will be used to?pay off my weddingI? My wife and I would much rather pay individuals than banks.?

My financial situation:
I am a good candidate for this loan because my wife and I make good money and have never defaulted on any loans.? We recenlty got married and looking to pay off the remaining wedding expenses.? We?are committed to paying off everything?within 2?years.....we think that is fully attainable, with a budget and perseverence.???I should also mention that my wife works and greatly contributes to the bills as well as entertainment. Prosper does not let me include her income.

Monthly net income: $ 3,900
Monthly expenses: $
??Housing: $?1,200
??Insurance: $ 85
? Utilities: $ 200
??Phone, cable, internet: $ 65
? Credit cards and other loans: 250+

We have an?excellent record of properly paying all?of our?loans in a timely manner.? If you have any questions please don't hesitate to ask.?? Send them and?we will respond ;)

I appreciate your confidence in me and allowing me to borrow your funds.

Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.75%	Starting borrower rate/APR:	21.75% / 24.01%	Starting monthly payment:	$685.10

Auction yield range:	17.27% - 20.75%	Estimated loss impact:	35.67%
Lender servicing fee:	1.00%	Estimated return:	-14.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1990	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$140,126	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	innocent-durability3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working to start a small business
Purpose of loan: After working hard and saving for years, I'm trying to build a small family business.
Why should you consider my loan? Despite the grim employment landscape, I am extremely fortunate to be highly employable. My professional reputation is excellent and demand is high for my skill set. However, my goal is to build a small family business, to leave something meaningful for my daughter.
I?m here because: I want to pay off my high interest credit cards (previously low interest). Instead of continuing to pour everything I've worked for into the banks that are now ripping me off, I would rather pay the regular people here. Over the last year, all of my credit card interest rates were increased. My interest rates were 8-14% and my credit score was over 700. Now my rates are 25-30% and my credit score in the mid-600's. The ?reason? I was given for the rate increases? XYZ Bank needed to "increase the profitability" of my account.

Why did my credit score drop 60+ points? No late payments, defaults or new accounts. The same banks that INCREASED my interest rates DECREASED my credit limits to the existing balances. Thus, my revolving credit utilization is now nearly 100%. Note: My revolving credit total includes my home equity line of credit (approx. $97k).

Net Monthly Income: $10,800
Home Mortgage: $2,600
Auto Expense: $950
Utilities, Phone, Cable, etc.: $700
Groceries: $550
Credit Cards: $2,600
Other Expenses: $3,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1993	Debt/Income ratio:	19%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	31	Length of status:	6y 8m
Amount delinquent:	$31,622	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	adinic1003	Borrower's state:	Connecticut	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,600.00	< mo. late:	0 ( 0% )	680-700 (Mar-2007) 680-700 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
MAKE MONEY ON ME!
Well this is my second go around with Prosper.? I had a loan?before and as you can see was always paid on time and in full- NEVER LATE.? What do I need the money for?? I got a bad deal on a vehicle that I purchased 2 years ago and want to finish paying it off so I can sell it.? I know my credit is not great?but?I never missed a payment with?my first?Prosper loan and paid it off early.? ???

A little bit about myself:? I am married, no children and?home owner.? I have been an office manager for over 6 years and gross roughly $40K a year.??My husband is a computer System Analyst for the New York Stock Exchange (NYSE) in Greenwhich, CT and makes about $70K a year.??Together we make good money and can pay this loan with no problem.??

The?delinquencies showing on my?credit report are old ones but need to stay on?for however long with the credit companies.??I am never late on any of my bills.? I plan on paying this loan back in less than 3 years.? I can provide any financial information you need.? The following is a breakdown of my monthly finances:??

Mortgage=? $1,800.00
Credit cards total balance=? $2,500.00
Household, utilities=? $550.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1995	Debt/Income ratio:	23%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	17y 0m
Amount delinquent:	$0	Revolving credit balance:	$696	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cheever12	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$2,107.43	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
help us get rid of debt
Purpose of loan:
This loan will be used to?pay?our debt?this is my 2nd loan with prosper. i have excellent payment history please check it out never a late payment..?please help us out and god bless ?

My financial situation:
I am a good candidate for this loan because?i have recently taken on a 2nd job?and have worked at my primary?job for over 15 years. i believe in sticking to my commitments when i?make them.?we are hoping?the lenders of prosper will believe in us and help us out. ?

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 740
??Insurance: $ taken out of my wifes check
??Car expenses: $ 450
??Utilities: $ 200????????
??Phone, cable, internet: $ 70
??Food, entertainment: $ 50
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430765
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$297.31

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1999	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$736	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	3
Screen name:	engaging-listing	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? consolidate debt / help with Christmas / get a new suit

My financial situation:
I am a good candidate for this loan because? I have multiple sources of income and the monthly payment would never be a problem

Monthly net income: $ winter months $2500; summer months $4700????

Monthly expenses: $
??Housing: $ 270
??Insurance: $ 60
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 125?
??Food, entertainment: $ 100
??Clothing, household expenses $ 0?
??Credit cards and other loans: $ 238?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2005	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$114	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	spry-worth	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal various
Purpose of loan:
This loan will be used to? Pay for car repairs, pay off credit cards and to just get ahead financially.

My financial situation:
I am a good candidate for this loan because?? I make a good income and this will help my credit report once paid off

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 924
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $?50
??Phone, cable, internet: $ 140
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430783
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.84%	Starting borrower rate/APR:	31.84% / 34.25%	Starting monthly payment:	$86.93

Auction yield range:	14.27% - 30.84%	Estimated loss impact:	15.42%
Lender servicing fee:	1.00%	Estimated return:	15.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2007	Debt/Income ratio:	21%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	repayment-mountain	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off cedit cards and car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	25.61%	Starting borrower rate/APR:	26.61% / 28.94%	Starting monthly payment:	$203.08

Auction yield range:	17.27% - 25.61%	Estimated loss impact:	35.98%
Lender servicing fee:	1.00%	Estimated return:	-10.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	18	Length of status:	2y 4m
Amount delinquent:	$1,334	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	TaxTraxx	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$2,454.37	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Startup Costs for Business Venture
Purpose of loan:
This loan will be used to?pay for some startup equipment for a new line of business.

My second company?www.tweetraxx.com specializes in social media consulting and we have 12 clients who are using our services. We have recently begun providing credit card merchant processing for two of these clients and wish to roll out this service to more of them. Each account requires about $1,000 to $1,500 in specialized equipment in order to make their current point of sale systems compatible with our provider's system.

While we understand that many, many other individuals and companies are entering this market, our unique selling proposition is that we work with several providers in order to give our customers the best rate plans available for their particular circumstances.

I am a good prospect for this loan because my primary business is strong (www.taxtraxx.com). Prospects for our business are bright. My largest client?is in its third year working with us, and we have just been informed that they are renewing our contract for year four, beginning January 1, 2010.?With another partner, I have recently launched a second company (www.tweetraxx.com) and expect that business to take off as well. Truly, we have been blessed by God.

Please be aware that two of the negative items on my credit report were?paid in full?more than?5 years ago and recently have reappeared on my credit report.?I have initiated?investigations into these items to have the Credit Bureaus correct them.

Monthly net income: $ 7,000

Monthly expenses: $
??Housing: $ 2100
??Insurance: $ 500
??Car expenses: $ 200?
??Utilities: $ 300
??Phone, cable, internet: $ 225
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 500
??Other expenses: $ 550 (tuition)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1998	Debt/Income ratio:	23%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$33,857	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wampum-tom-tom	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying My Property Taxes
Purpose of loan:
This loan will be used to pay my first installment of my property taxes.?The other half will be paid on time with my annual bonus which comes in February.

My financial situation:
I am a good candidate for this loan because I pay my bills on time, all the time on auto pay.? I'm a single mother, I?own a home and have worked consistently for the past 12 years.? I am going to be renting a room out?to bring in additional income and assist in planning for the future taxes.? My income and expenses allow for repayment of the loan in a timely fashion.

Monthly net income: $ 3600

Monthly expenses: $ 3250
??Housing: $ 1480
??Insurance: $?275 (incl. health, auto, home &?life insurance)
??Car expenses: $ 120 (gas only no car payment)
??Utilities: $ 45
??Phone, cable, internet: $ 80
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 550
??Other expenses: $ 400 ( after school care for son)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$124.40

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1986	Debt/Income ratio:	54%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	38	Length of status:	3y 2m
Amount delinquent:	$6,266	Revolving credit balance:	$20,365	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payment-prophesy1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Typhoon Ketsana / Bring family home
Purpose of loan:
I need help with consolidating my debt cause I have a Wife and Son in the Philippines that are victums of Typhoon Ketsana also known as Typhoon Ondoy. .
I need to pay off debt that I have so I can support them at this time of need and also file for the Spouse Visa here in the States so I can bring my new family home to me soon please and out of harms way.
Please help me?through this because it takes 5-6 months here in Immigration to finish paper work and then after that it can be a total of 7 to 9 months before I can have my family here with me.????
My financial situation:
I am a good candidate for this loan because I'm a very hard worker and my values are good as a person, I pay all my bills on time or before the due date always.
I was married before when I was younger and ex ruined my credit filling the limit on credit cards so I had to file for Bankruptcy which left my credit damaged and I have 2 or 3 more years before they fix my credit scores.
I have always payed bills all my life on time and never late until the divorce happened and things changed, If your a divorced person you know it's extremely hard for a person to get?started all over again, The last time I was delinquent was 6 yrs. ago.
I hope I have answered to the best of my knowledge what you needed to know but you may ask for more info. if needed.
My Listing on my Credit Report is False on all Delinquent because its from my past from Bankruptcy and is not current so my past record is still effecting me which caused me not to get Loans from bank when I was trying to consolidate and pay for my wedding and have enough to bring my Wife and Son home to me as soon as possible..
I don't have a house like it said in the report I Rent, That report is from my past when I was married the house was signed over but it stayed in my name don't know why.
Again please help me bring family home to me from this terrible Typhoon Ketsana that hit the Philippines on 9/25/09 with a body count over 400 +, And now they just got hit again with 12 mountain slides covering village up to 8 ft. in mud and water with 135+ people dieing and have two more on its way there.
Thank you for your time and effort God Bless you all for helping.
I have been searching for second job to get me out of bind and bring my new family home but at this time Companies are not yet hiring do to the Economy , So I start looking every day for a job and thats where I am at this point in time.

God Bless You who help me bring family home to me soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.68%	Starting borrower rate/APR:	25.68% / 28.00%	Starting monthly payment:	$172.52

Auction yield range:	11.27% - 24.68%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2005	Debt/Income ratio:	9%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,504	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Highlander1974	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?pay some of my credit accounts.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time?and I been on my current job for more than 10 years.

Monthly net income: $2,708.23

Monthly expenses: $
??Housing: $950.00
??Insurance: $0.00
??Car expenses: $40.00 (Car Insurance)??
??Utilities: $140.00 ?
??Phone, cable, internet: $109.00
??Food, entertainment: $300.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $180.00
??Other expenses: $127.00 (My daughter school)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$103.41

Auction yield range:	8.27% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1994	Debt/Income ratio:	43%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,797	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	platinum-announcer	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to consolidate credit cards
Purpose of loan:
This loan will be used to? Consolidate?2 high rate?credit cards into one manageable payment.? I had some medical bills (cancer scare--turned out to NOT be that Thank God).

My financial situation:
I am a good candidate for this loan because? Full time long term stable employment, good credit rating, always pay my bills on time each month.

Monthly net income: $ 3294.00

Monthly expenses: $
??Housing: $ 800 (receive 625/month from roommates)
??Insurance: $ 60
??Car expenses: $ 265
??Utilities: $ 150
??Phone, cable, internet: $ 75
??Food, entertainment: $ 350
??Clothing, household expenses $ 50
??Credit cards and other loans: $?200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$15,117	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	systematic-loot	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital for shop
Purpose of loan:
General working capital to be used to; purchases inventory to diversify business,? Computer software upgrades (to better track customers and aggregate marketing information, partially cover fixed expenses during early stages.

My financial situation:
Currently running a start up business, a retail tattoo studio. Business has been open for a few months and has positive reaction from customers. Business needs additional working capital for heavy marketing blitz, upgrade POS software website design and integration between in store POS and online presence, diversify product and service mix into additional services such as piercing body jewelry, company designed clothing, and funds to cover fixed costs during start of phase.? Business is located in a highly underserved market with great opportunity for significant growth.

Monthly net income: $
Too new for a full financial record. Best month so far in operation has been about $2600 (cross break even into the profitability? point) Employees are contractors paid 100% on commission which provides motivation to produce work, and also reduces fixed expenses
Monthly expenses(fixed): $
? Business lease: $1300
? Insurance: $ 120
? Utilities: $ 100
? Phone, cable, internet: $ 106
? Shop supplies: $300

Monthly expenses (variable): $
? Artist commission 50% of tattooing
? supplies: $5 per tattoo
? advertizing: $600-$1,000
? Phone, cable, internet: $ 106

If requested I can provide full business plan and additional information
Business info
Rockstar Tattoo LLC
Rockstartattoollc.com
www.facebook.com/rockstartats
www.myspace.com/rockstartats
www.twitter.com/rockstartattoo
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 5	Employment status:	Self-employed
Now delinquent:	9	Total credit lines:	22	Length of status:	17y 0m
Amount delinquent:	$6,432	Revolving credit balance:	$2,576	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	logical-openness7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new ac
Purpose of loan:
need new central air unit?

My financial situation:
??

Monthly net income: $
1800
Monthly expenses: $
??Housing: $ 450
??Insurance: $?60
??Car expenses: $ 100
??Utilities: $?180
??Phone, cable, internet: $ 20
??Food, entertainment: $
200??Clothing, household expenses $
??Credit cards and other loans: $ 40
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2003	Debt/Income ratio:	16%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$20,175	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	gbimports	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	37 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 600-620 (Aug-2008) 620-640 (Nov-2007) 620-640 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
pay off credit cards
Hi never late on payments?just? bought a house? with? fha? loan??credit? score? good?713 ?paid? of? 2? prosper loans? allready. will use this? money to close some? credit? card? debt with high interest rates
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	25.55%	Starting borrower rate/APR:	26.55% / 28.88%	Starting monthly payment:	$117.69

Auction yield range:	8.27% - 25.55%	Estimated loss impact:	8.61%
Lender servicing fee:	1.00%	Estimated return:	16.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2001	Debt/Income ratio:	54%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,009	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-lilac915	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of credi cards
Purpose of loan:
This loan will be used to? pay off credit cards.? I want to eliminate the balances on my credit cards which will help my credit rating and eliminate monthly payments to these credit cards.? I hope to be an active trusted member at the prosper community.

My financial situation:
I am a good candidate for this loan because? I have a very steady job and I will most likely be able to pay off this loan amount before the 36 months.? I plan to have this loan paid back in 18 months or sooner.? I have very few bills each month and will easily be able to pay this loan back.?? I am looking to become a trusted and active prosper member.? Hope to establish myself with this loan.

Monthly net income: $ 1900

Monthly expenses: $
??Housing: $?0
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 125
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $?550
??Other expenses: $ 175
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.60%	Starting borrower rate/APR:	27.60% / 30.75%	Starting monthly payment:	$51.43

Auction yield range:	11.27% - 26.60%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2000	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	3
Screen name:	gabholli	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay for college expenses.? I will use the loan to pay for tuition and books at my local community college.

My financial situation:
I am a good candidate for this loan, because I have a fair credit score.? I don't have any outstanding balances on credit cards.? I actually don't have any credit cards open, or that I am currently using. Student loans are the only type of debt I have, but these fell into deferred status until I complete college.

Monthly net income: $ 800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 50
??Car expenses: $ 236
??Utilities: $ 0
??Phone, cable, internet: $ 41
??Food, entertainment: $?100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1996	Debt/Income ratio:	26%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$33,370	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	money-machine7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cutting up my Credit Cards!
The purpose of this loan is to get out of debt quickly. I have my Bachelor's in Nursing and have worked in the Biotech Sales field for the past 10 yrs. In March, I was laid off, but landed another Biotech Sales job 2 month's later. I feel pretty secure with this company. I do well in sales and have already won 3 President's Clubs. I still help patients in my line of work and feel like a nurse in many ways. I have been the bread winner of the family. My husband was laid off a few years ago and pursued another career in real estate; which isn't going so well. We would like to get out of living paycheck to paycheck very soon.

My credit scores are around 640 only because of all my debt. I recently refinanced (for no extra cash) just to lower the home interest rate from 6.5 to 5%. I've NEVER been late on mortgage and haven't been late on anything for the past couple years.

My salary is $91,000, not including bonuses. I try not to live off of bonuses, but it's hard when you get $7,000 a quarter some times (that was my last company). But this company will probably be more like $3,000 every 4 months (if I keep sales going good). But I don't know that for sure as I haven't been here long yet and haven't received any bonus yet. You can't budget off of bonus. If I do make bonus, it will definitely be going to paying down some debt this time.

The proper.com system told me I am asking for too much money. But I don't think so. I tallied all my credit debt, including a Line of Credit loan at the bank for $5000, and it all tallies to over $41,000 in total debt and a monthly cost of almost $1200.00. I don't think 25,000 is asking too much. I'm good for it and will pay each month. I already am. My husband had a classic car and he just sold it. So we are planning on using the proceeds to that to pay off as much of the rest of the debt that we can. But we will still not have enough to pay it all off. Only about $10,000.

Monthly net income: $ 5184.00
Monthly expenses: $ 4750.00
Housing: $1100.00
Insurances: $250.00 (life, auto, home).
Car expenses: $250.00 (have auto loan)
Utilities: $400.00
Phone, cable, internet: $250.00
Food, entertainment: $700.00 (have 2 boys)
Clothing, household expenses $500.00
Credit cards and other loans: $1200.00
Other expenses: $100.00 Medical co-pays, etc.

We are living paycheck to paycheck and depend on me making bonuses. I am grateful for having a great job and loving what I do, but I'd like to do it without feeling so much pressure and worrying about the "what if's". Thanks for any help. Perhaps someday I'll be in a position to help someone out through this.

DT
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	6.38%
Lender servicing fee:	1.00%	Estimated return:	2.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	19y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,185	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	credit-onator7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re-Opening of Beauty Salon
Purpose of loan:
This loan will be used to re-open my beauty salon.? I had moved out of my current location a little less than a year ago, I have been currently working out of a friends salon until a found a new, good location, in which?I have.? When I closed my other Salon most of my equipment was old and and in very used condition, so it was all sold off or doanted.? I will be using most of this money to purchase new equipment and supplies and a portion (about $3,000) I will be using to fix up my apartment.?

My financial situation:
I see that my Prosper rating is a C ?? Not sure how this is calculated ? My credit score is between 800-820,? Their are 2 delinquents on their, this was when I co-signed for a loan on my son's house, he was young and put himslef in a bad spot, and those are really just on the verge of the 7?year mark.? I beleive that I am a good candidate for this loan at the interest rate that I have have started at because I have been a hair dresser since I was 18 years old and have had a?successful business for almost 20 years now.? I have no debt, the only personal bills that I have are rent and utilities.??My car is paid in full and I pay all of my credit card bills in full each month.? I have no other loans that I have under my son and?I?am no longer a co-signer on his house loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1996	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,322	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	familyman-sam	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory for the busines
Purpose of loan:
This loan will be used to?
buy inventory for the holleydays
My financial situation:
I am a good candidate for this loan because?i could make payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.18%	Starting borrower rate/APR:	24.18% / 26.47%	Starting monthly payment:	$78.65

Auction yield range:	8.27% - 23.18%	Estimated loss impact:	7.05%
Lender servicing fee:	1.00%	Estimated return:	16.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1995	Debt/Income ratio:	8%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,408	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	7%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kind-transaction-sensor	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate my current credit card bills.

My financial situation:
I am a good candidate for this loan because I have worked with the same company for over 15 years.?? I make a good salary and am dependable on paying my bills.?? I've worked very hard to clean up my credit and will continue to do so.?? I dream is to buy my own home in the next 2 years.?

Monthly net income: $ 4,200.00

Monthly expenses: $
??Housing: $ 700.00
??Insurance: $ 53.00
??Car expenses: $ 400.00
??Utilities: $?186.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$836.58

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1993	Debt/Income ratio:	14%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,154	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	extraordinary-credit	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
This loan will be used to expand my consulting business (hardware, software licensing and marketing materials)

My financial situation:
I am a good candidate for this loan because I will still maintain my full time job while I continue to build my business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$167.08

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1989	Debt/Income ratio:	14%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$19,601	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Kingdaddy1773	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	780-800 (Latest)
Principal borrowed:	$3,200.00	< mo. late:	0 ( 0% )	800-820 (Apr-2008)
Principal balance:	$1,759.54	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off my evil credit cards!!!
Purpose of loan:
This loan will be used to?Pay off some credit cards that have a high interest rate.

My financial situation:
I am a good candidate for this loan because?my wife and I have great jobs and steady incomes.? I'm a sales representative in the Pharmaceutical industry and she is the General Manager of a very busy restaurant.? Why pay some credit card company an outrageous APR when there are trustworthy investors here at Prosper?? This is our second loan with Prosper and use Direct Debit, so payments are NEVER an issue.? Bid with confidence, and THANK YOU in advance!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2003	Debt/Income ratio:	39%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,704	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dahlman84	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 640-660 (Sep-2008)
Principal balance:	$2,777.16	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
paying off 3 loans
Purpose of loan:
This loan will be used to?consolidate some monthly bills and make it a little easier to manage the budget.

My financial situation:
I am a good candidate for this loan because? i am responsible and work hard, i would rather have one payment than having three.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $ 160
??Utilities: $ 0
??Phone, cable, internet: $?0
??Food, entertainment: $?0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 70
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$124.40

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,881	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Olekoh	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 600-620 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?? I would like to pay off my high interest credit cards .

My financial situation:
I am a good candidate for this loan because? of my good work ethic and ability to pay it off, it will be my second prosper loan with the first being paid off ,on time every month. If i get fully funded , I believe that I would be 100% able to pay my montly prosper loan.

Monthly net income: $
3000
Monthly expenses: $
??Housing: $ 600????????
??Insurance: $ 50
??Car expenses: $ 0 car payed off, motorcycle $269
??Utilities: $ 30
??Phone, cable, internet: $?70
??Food, entertainment: $ 200
??Clothing, household expenses $?200
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,662	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tackshop	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,700.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 640-660 (Jul-2008) 620-640 (Mar-2008) 660-680 (Feb-2007)
Principal balance:	$752.99	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Second Loan - Opening Second Store
Purpose of loan:
This loan will be used to?pay off my current Prosper loan ($750.00), pay the remainder of a?Wells Fargo Loan ($450.00)??and?help with?second store expenses!

Monthly income/expenses:?

Personal Income: $1,770 a month from 4?long time, part time jobs as a contract bookkeeper. My home expenses are about a month $1,400 which includes mortgage, utilities,?groceries, my current Prosper loan and two small low interest credit cards. I have horses so any excess funds are usually spent on them!

Business Income: Re-Ride Consignment Tack?Shop LLC,?is netting an average of $3,200.00 a month after consignor payouts. The store monthly expenses average $2,725.00 - $3,000.00 This amount includes rent, utilites, advertizing, truck payment, labor and insurance.?If there is any money left I will purchase some new supplies that just don't come in from consignors to sell. Our gross income in 2008 was $85,000.

The store is a total consignment tack shop located in the horse dense area of the Carolinas. We will be starting our 8th year in October. We have over 650 consignors and a huge inventory of equestrian items.

I have just recently gone from being a sole proprietor to become an LLC. I do have a late payment showing on my credit from M&T Bank, it is the truck loan, They said that they would take it off but they have not.

We are opening a second store in the Ocala, Fl horse country. I have a location and a manager all lined up. I need to purchase used store fixtures and need seed money to get started, There is enough inventory in the current store to have inventory to stock the second store with so we wouldn't have to wait for the inventory to be consigned.

Please visit our website www.re-ride.com.

Thanks!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1999	Debt/Income ratio:	49%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,990	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	6
Screen name:	madhooper5	Borrower's state:	Ohio	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Sep-2009) 620-640 (Jul-2009) 620-640 (Feb-2008) 600-620 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Credit Cards are the DEVIL!!!!!!!!!
Purpose of loan:
Get rid of credit card bills!!!!!

My financial situation:
I have a?job as a food and beverage manager of ?a? hotel?and want to get out of debt. Made some dumb mistakes when I was younger ie.. semster of college on a credit card & knee surgery on a CC, ran in to some idenity theft hence the inquiries and late payments, working to get that off my credit, and now I just want it all to go away. I am beginning a second job in october which will net me another $800.00 a month, since i am getting engage this month, if i muster up the gusto to ask my girlfriend of five years. I just want to consolidate it all to make it one easy payment. This is my tenth try at this, all the bid is much appreciated. Once I get out of my debt I can help other get out of theirs!!!!!!! This is my second listing the first i paid off a year a head of time help me so i can help others!!!

Please!!!!!!!

Thanks!!!

Steve

Monthly net income: $2200
Monthly expenses: $?around?1800
??Housing: $?1200
??Insurance: $ 48
??Car expenses: $?50 - gas
??Utilities: $?32
??Phone, cable, internet: $ 80
??Food, entertainment: $ 80
??Clothing, household expenses $?0
??Credit cards and other loans: $?425?
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$812.75

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1967	Debt/Income ratio:	10%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	2y 1m
Amount delinquent:	$176	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	uprising1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Insurance Agency- Growing
Purpose of loan:
This loan will be used to? paydown a $13,536 note with a very high interest rate, and provide funds for continued marketing.? The reduction in dept will improve our cashflow by approximately $2000 per month.? The company is growing but needs the other additional proceeds to continue our successful marketing efforts.

My financial situation:
I am a good candidate for this loan because? our company is approximately 4-5 months from profitability.? We are growing the agency at an extremely rapid rate.? We have more than doubled the size of the company on 2009.? I have good credit and am determined make this company a success.

I have already invested $30,000 of my own money and will contribute another $10,000.

The agency has been in business for 10 months and expects to start breaking even in 4-6 months with the loan restructuring.? On January 1, 2009 the agency had 210 policies in effect.? Today we have 526.? Revenue year-to-date is approximately $130,000.? Revenue is growing by $500-$750 per month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$102.69

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2004	Debt/Income ratio:	14%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,696	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	sbosiris	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$3,206.07	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Consolidate Credit Card/ Lower APR
Purpose of loan
The APR on my credit cards have increased and I would like to consolidate them into one payment and reduce the interest rate.

My financial situation:
I am a good candidate for this loan because I maintain a full time position, am able to maintain 100% of my payments on time. I have no issues making these credit card payments on time, This loan is for the purpose of reducing my interest overall interest rate across all of my cards.

Monthly net income: 2534 $

Monthly expenses: $
??Housing: 0 (Live with parents) $
??Insurance: 150$ / month
??Car expenses: 235$
??Utilities: 0 $
??Phone, cable, internet: 90 $/ month
??Food, entertainment: 400$ / month
??Clothing, household expenses $
??Credit card s and other loans: $ 400 / month
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2004	Debt/Income ratio:	30%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	camaraderi-berserker	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
School Supplies
Purpose of loan:
This loan will be used to? purchase?few items for school.
My financial situation:
I am a good candidate for this loan because? I am hardworking and dedicated to work and school. I am close to graduating and I want my last semester to run as smooth as possible with the purchase of a few items for school. My aim is to give?make payments of $200.00+ until the loan is paid off. I am able to pick up extra hours at my current jobs however I am currently in school and need the money sooner than expected. I will not be able to pick up extra hours soon as there are none available.

Monthly net income: $ 1166.66

Monthly expenses: $
??Housing: $ 477.50
??Insurance: $ 123.00
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $
??Credit cards and other loans: $ 0.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	yeller6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Living Expenses
Purpose of loan:
This loan will be used to? Pay for living expenses

My financial situation:
I am a good candidate for this loan because? i am honest, hard-working, and always pay back my debts

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $?300
??Insurance: $0
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1996	Debt/Income ratio:	11%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	43	Length of status:	16y 0m
Amount delinquent:	$3,529	Revolving credit balance:	$1,081	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	TROYCHRISTOPHER	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,250.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 580-600 (Nov-2007) 580-600 (Jun-2006)
Principal balance:	$556.32	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
Long Time Prosper Member 100% Pays
Purpose of loan:
To pay off?other prosper loan less then $600.00?remaining. Put a down payment of $1800.00?on my duaghters braces. Payoff a couple of small revolving balances, Walmart $250.00, Target $190.00 Sams Club $200.00.

My financial situation:
I am a good candidate for this loan because? I have had two Prosper Loans in the Past and Paid one off early. I never missed a payment ever. I have a proven track record with a 100% rating on payments.

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 1,200
??Insurance: $ 130.00
??Car expenses: $ 337.00????
??Utilities: $ 250.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2000	Debt/Income ratio:	13%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,423	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	orange-dedication-electron	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvements
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.99%	Starting borrower rate/APR:	23.99% / 26.28%	Starting monthly payment:	$196.14

Auction yield range:	17.27% - 22.99%	Estimated loss impact:	19.31%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	30%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,143	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rabbitears222	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-680 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	700-720 (Aug-2008)
Principal balance:	$4,211.51	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off credit cards
Purpose of loan:
This loan will be used to help some family who lost their employment.

My financial situation:
I am a good candidate for this loan because I am working on building my credit.? I graduated from college?three years ago, so we're still recuperating from the poor college years, but we're making every effort to build our credit and our future as I get further into my career.?
Monthly net income: $6850

Monthly expenses: $
??Housing: $2500?
??Insurance: $125
??Car expenses: $250
??Utilities: $150?
??Phone, cable, internet: $125
??Food, entertainment: $500
??Clothing, household expenses $200
??Credit cards and other loans: $300?
??Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	14 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$24,137	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	frankiecooper	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adios credit cards....and high rate
?I am a Personal Trainer in Los Angeles CA. 2 years ago I set off on my own to open Pure and Simple Fitness ? a personal training business where I no longer had to share in the profits derived from training sessions. The problem: when my oldest daughter was born, much of the related expenses/everyday expenses were put on CC?s and then during the financial meltdown my available credit was reduced which triggered increasing interest, a higher debt ratio, and a lower score(Equifax has me at a 697 as of last week).
I am trying to pay off my highest interest cards. I have negotiated 5 of my cards down and closed the ones I could. It was recommended that my chances of getting a loan would be better in the 5000 range and that is why I am only asking for that amount. I figure something is better than nothing to make a dent in this.
Feel free to ask me any questions you might have, and thanks for bidding!!! This is a re-listing. Hoping 3rd time is a charm!

Monthly net income: $ 6600

Monthly expenses: $ 5854

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,864	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MGMNT	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Flipping Condo
This?economy brings opportunities that can be taken only with cash on-hand. My current financial situation is stable I have been a contractor for 7 years now and have a stable income. I have allocated a fixer upper property that will allowe me to repay this loan in a short period of time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	32%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,988	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ridingrealtor	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Jan-2008)
Principal balance:	$1,575.19	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Improving large equestrian facility
Purpose of loan:
Generally, this loan will be used to make improvements to my equestrian boarding/training facility.? Specifically, I will be finishing off two run in pasture shelters, building a small 18x40 barn, and completing the electrical wiring for my electric fences, arena and driveway lighting, and trough heaters.

My financial situation:
I am a good candidate for this loan because for the past five years I have been meticulous about my finances.? Previously, I was careless about paying bills.? However, I decided to make a life change in 2004.? My credit scores have greatly improved, some as much as 110 points.??Nor have I missed or had a late payment in that time.? I?have paid?off?all?small charge accounts as well. And I have one carpayment left so, as of November 2009, the car is mine!

I am also a good candidate as my boarding facility just keeps growing!?I have only been open for boarders since December 2007 and as of October 2009, we have?on average 50-70 horses, making my farm one of the biggest around.? Most importantly, my business has grown so successfully, that I was able to purchase the 60 acres of land that the farm sits on.? Previously, I was renting it, however, it came up for sale and I jumped at the chance to purchase it and was able to get a heck of a deal.??Now, I'm just trying to get these final improvements completed before winter comes.

Monthly net income: $ 3500

Monthly expenses: $ 2736
??Housing: $?625
??Insurance: $?340
??Car expenses: $?507
??Utilities: $?90
??Phone, cable, internet: $?114
??Food, entertainment: $ 300
??Clothing, household expenses $?200
??Credit cards and other loans: $ 310
??Other expenses: $ 250

????I am also a realtor and have been with the same company for nearly five years.? I average 1-2 closings a month and am in the top ten in my company for highest? average selling price/house.? After being a paralegal for several years, I truly enjoy the flexibility of real estate and of course, my passion: horses.? I have found a niche selling horse farms.? Go figure!?This is my?second loan with (the first one was opened two years ago) and I really hope that this loan gets funded.?With?all of the new boarders, I had to build additional pastures and therefore, new shelters for each pasture.??Also, the small barn will be used to house horses that are sick or injured.? With Michigan's difficult economy,? luxuries such as horses are really falling by the wayside and I do a lot of rescuing and fostering horses that are abandoned or neglected.?This has been my dream all of my life and I can hardly believe that it is finally coming true.? You are welcome to check out my facility at www.loftyambitionsfarm.com, just to make sure I am legit.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 11.35%	Starting monthly payment:	$130.95

Auction yield range:	3.27% - 10.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	9.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1993	Debt/Income ratio:	35%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	20 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$104,101	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fair-gain5	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High Credit Card Intere
Purpose of loan:
This loan will be used to pay off a high interest credit card.? I would much rather pay you then the credit card company.?

My financial situation:
I am a good candidate for this loan because if you agree I can pay the loan of faster, at a lower interest rate, and at the current monthly amount that I am paying now.? I have a very steady job and have been in the same line of work for over 23 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	22.10%	Starting borrower rate/APR:	23.10% / 25.38%	Starting monthly payment:	$155.05

Auction yield range:	14.27% - 22.10%	Estimated loss impact:	15.69%
Lender servicing fee:	1.00%	Estimated return:	6.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1982	Debt/Income ratio:	18%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	26 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$189,823	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pgavin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008)
Principal balance:	$4,267.97	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay high % card
Purpose of loan:
This loan will be used to pay a couple of high interest loans that recently came off 0% promos.

My financial situation:
I am a good candidate for this loan because my history of paying this type of loan is good.?

Monthly net income: $ 7800

Monthly expenses: $
??Housing: $ 2700
??Insurance: $ 140
??Car expenses: $500
??Utilities: $ 600
??Phone, cable, internet: $ 100
??Food, entertainment: $ 800
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 2000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$24,383	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wise-flexible-power	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start-up cash flow!
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

??????????????????? The purpose of this loan is to secure start-up cash flow. I believe I am a good candidate because we have a proven concept with legs. Our business model is similar to CiCi?s Pizza Buffet, Stevie B?s, and East of Chicago. Currently these companies have well over 800 stores combined. We have a great lease and are located in a busy area. Whole Foods is driving traffic right passed our doors. We just need to be infused with cash flow to take off!!!! Thank you for considering us. Please contact me for more information. Thanks? again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$102.69

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1996	Debt/Income ratio:	7%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,416	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	72%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	a-contract-mandolin	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
repairs to home & medical bills
Purpose of loan:
This loan will be used to repair my gas furnace as I have not heat at the present time other than two space heaters I bought from Lowes, and I have to have major plumbing repairs done as I only have one bathroom in my 1180 sq foot home that I own. The toilet isn't flushing, the pipes in my house are backing up in the sink area and shower. And I've had a bit of bad luck with neck, sinus, head pain after a car accident last year that I was in (I was the passenger and the woman that hit my friend's car was at fault). The case is still ongoing and is about to go to court where I expect to recoup my medical funds of over $11,000.

My financial situation:
I am a good candidate for this loan because I have worked very hard for the past several years to become a good creditor, paying all bills on time and not living beyond my means. I have a small savings and thankfully my 401k is moving back in the right direction. I am currently working on the home remodification project under the Obama Administration and Treasury/TARP at Freddie Mac. I'm currently assisting in hiring 150 individuals for the Making Home Affordable Group at Freddie Mac and will be for the next several years as we build this group to help America become strong again, financially.

Monthly net income: $ 5285.15 after taxes

Monthly expenses: $
??Housing: $ 1365
??Insurance: $ 151
??Car expenses: $ 275
??Utilities: $ 290
??Phone, cable, internet: $ 165
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $ 100 in college school loans
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1997	Debt/Income ratio:	19%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$416	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	41	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hawksrock01	Borrower's state:	Illinois	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 78% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	6 ( 22% )	600-620 (Jun-2007)
Principal balance:	$974.46	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Paying for Graduate School
Purpose of loan:
Thank you for taking the time to read my loan request.? I am seeking a loan that will help pay for my graduate studies, as I will be doubling up on courses while working full time, and would like to take care of the financial aspects of the courses up front.

My financial situation:
I am a full-time Fine Arts Teacher in a rural school district.? Currently, I am in my 8th year of teaching.? In addition, I work a?part-time job in the retail industry.? With the pay increase that will come with these graduate hours, there will be no difficulty paying back lenders in a timely manner.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 510
??Insurance: $ 90
??Car expenses: $ 300
??Utilities: $?100
??Phone, cable, internet: $ 52
??Food, entertainment: $ 75
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 300
??Other expenses: $ 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 10.87%	Starting monthly payment:	$97.54

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1994	Debt/Income ratio:	76%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,667	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	respectful-order	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off medical bills
Purpose of loan:
This loan will be used to?
to pay off my medical bill
My financial situation:
I am a good candidate for this loan because?I'm a hard work and I will do every thing in my power to pay this money back. I really need this loan in order to settle my medical bills. This loan would take a huge strain off of me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$392.43

Auction yield range:	8.27% - 23.02%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$318,869	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	excellent-transaction0	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Purpose of loan:
This loan will be used to?help expand my business.

My financial situation:
I am a good candidate for this loan because...the additional business it will help generate will easily cover the cost of the loan payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1993	Debt/Income ratio:	12%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Boulder	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairs and Pay off a Loan
Purpose of loan:
This loan will be used to pay off a payday loan I used to pay for my National Board Certification. I am a teacher and needed to retest some of the entries for this certification. It cost $700 and the only way I could pay the fees was through a payday loan. Additionally, I will use the money to help create a walk-way to my front door that I have been saving for.

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 3000.00

Monthly expenses: $ 1500.00
??Housing: $?800.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	8.27% - 15.00%	Estimated loss impact:	6.84%
Lender servicing fee:	1.00%	Estimated return:	8.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2003	Debt/Income ratio:	27%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$33,407	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nickel-cargo	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Determined to pay off credit cards
Purpose of loan:
This loan will be used to pay off credit cards with high interest rate

My financial situation:
I am a good candidate for this loan because I am determined to get rid of my credit card debt. I work 2 jobs to help pay off my debt faster and will keep doing so until payed off.

Monthly net income: $2450

Monthly expenses: $
??Housing: $900
??Insurance: $60
??Car expenses: $100
??Utilities: $150
??Phone, cable, internet: $200
??Food, entertainment: $200
??Clothing, household expenses $30
??Credit cards and other loans: $600
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$94.35

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1989	Debt/Income ratio:	29%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	52	Length of status:	17y 3m
Amount delinquent:	$4,463	Revolving credit balance:	$43,035	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	HackShack	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2009) 640-660 (May-2008)
Principal balance:	$2,455.15	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Replace Heating Unit in Facility
Purpose of loan:
This loan will be used to purchase a larger gas furnace?for a youth baseball training center.?

My financial situation:
We are entering our second heating season for the baseball training facility and are in need of an additional heating unit to to keep the inside temperature of the facility at a playable level.? Last year we struggled with the existing heat?equipment keeping the temperature above 50 degrees.? I currently have $33,000 of my own funds committed to this youth baseball training center and need the additional $2,600 to purchase additional?heating unit?for the upcoming winter training season.

Monthly net income: $ The projected monthly income from the business is $3,400

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$99.27

Auction yield range:	11.27% - 27.00%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1996	Debt/Income ratio:	27%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	16y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,450	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	well-rounded-hope	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a used car
Purpose of loan:
This loan will be used to? buy a used car.? I currently drive a 1998 2500 Chevy pick-up truck.? It is a gas guzzler.? I didn't trade it in during the "cash for clunkers" program because I use it to plow snow with in the winter.? My family owns the restaurant that I work at.? We do our?own snow removal during the winter.? I don't want to trade my truck in to get a new or used car, I just want to get a cheap, yet reliable car so I save gas going back and forth to work.? I live about 15 miles from work, and my truck only get about 10-15 miles-per-gallon.? I have to fill up more often than I'd like.? It's also an older truck and very expensive to replace if something were to happen to it.? It also provides me with additional income during a snowfall.? I have about 5 regular clients who call me to plow their driveways.?

My financial situation:
I am a good candidate for this loan because?I have never missed a payment on any kind of loan or credit card since I?was 16 and bought my first vehicle.? My credit is?a little shaky right now, but I'm?in the process of paying off my various bills and every month from now until July, 2010, I will be paying?off another credit/change card that I have.? As of July 2010, I will be completely debt free, except for this loan.??I take paying money that I owe very seriously.? I believe that interest is fair; after all?I'm using someone else's money.? I believe that if you buy something, you pay?for it.? I work very hard and many hours a week to pay all my bills.??I participated in a debt management program.? I signed up?in December of 2005.? I was not behind?on any of my payments.? I hadn't missed any payments.? I just wanted to be debt free in a reasonable amount of time.? That goal will be met on July 23, 2010.? I will have paid off?about $32,000 in credit card debt.? See what I mean about taking my debt seriously?? I was offered?"settlement" amounts.? The credit?card companies offered to reduce how much I owed in order to pay off some of my?debt sooner.? I didn't take advantage of this, because it felt wrong.? I?owed what I owed and I felt that I should pay it all. ?

Monthly net income: $ 2890

Monthly expenses: $1503?
??Housing: $450?
??Insurance: $50
??Car expenses: $0
??Utilities: $50
??Phone, cable, internet: $45
??Food, entertainment: $60
??Clothing, household expenses $0
??Credit cards and other loans: $723
??Other expenses: $125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.75%	Starting borrower rate/APR:	9.75% / 12.09%	Starting monthly payment:	$48.22

Auction yield range:	4.27% - 8.75%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	3 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,135	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	AASkiff	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tech Equipment funding loan
This $1500 will go towards upgrading my computer equipment. And will be payed off early, like in 2-3 months. You will be satisfied when dealing with me.

Also I am looking to establish credit here on Prosper because I have very interesting projects coming up that will need investors. I upped the loan interest rate because I need to fill this amount ASAP, but at the same time I want to have a competitive rate since profit margin these days is small on almost everything. However there are still things in the tech world that can generate good returns. That's all I will say about it.

I am hoping to develop good networking relations with you folks on here, so we can all make some money...

thanks,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1982	Debt/Income ratio:	3%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	24	Length of status:	6y 9m
Amount delinquent:	$802	Revolving credit balance:	$1,632	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	prmwc2	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new boiler & furnace
Purpose of loan:
I'm in need of replacing my heating boiler in my home before winter sets in!

My financial situation:
I have very robust income and have been successfully employed by the same company for over 6 years.??? Monthly payments will not be a problem.
Monthly net income: $ 10,000

Monthly expenses: $
??Housing: $ 2,000
??Insurance: $ 400
??Car expenses: $ 300
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 350
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430750
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$104.00

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1988	Debt/Income ratio:	25%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,456	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kershaw	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 640-660 (Jul-2008)
Principal balance:	$2,056.86	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Debt Consolidation
Purpose of loan:
Just received a letter from Prosper asking if I would like to take another loan because of?my payments being made promptly on my previous loan with them. So, I will consolidate what I owe and save some money on interest if possible. It has been a pleasure doing business with Prosper and I would recommend this to others also. Thanks!???

My financial situation:
I am a good candidate for this loan because I have always worked hard to care for my family and will continue to for years to come. I am a non smoker/drinker for 25 years now and have always tried to treat people as I would like to be treated.

Monthly net income: $3,000

Monthly expenses: $
??Housing: $ 900
??Insurance: $283
??Car expenses: $256
??Utilities: $172
??Phone, cable, internet: $40 no cable 9.95?
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: $233
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1985	Debt/Income ratio:	105%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	11y 11m
Amount delinquent:	$917	Revolving credit balance:	$14,592	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	basis-chomper	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to? consolidate debt.

My financial situation:
I am a good candidate for this loan because?I have held the same full time position since 1997.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $?0
? Insurance: $ 61.00
??Car expenses: $ 387.81
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?100.00
??Clothing, household expenses $ 50.00?
??Credit cards and other loans: $ 200.00
??Other expenses: $ 0?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430758
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.30

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,836	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	transparent-power	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Product to Expand
Purpose of loan:
This loan will be used to purchase product, required equipment and territory to distribute the product.

My financial situation:
I am a good candidate for this loan because because I have an operating distribution route that has been an S-Corporation since November 2007.?

Monthly net income: $ 5461.00

Monthly expenses: $
??Housing: $ 1419.00
??Insurance: $ 80.00
??Car expenses: $ 480.00
??Utilities: $ 184.00
??Phone, cable, internet: $ 248.00
??Food, entertainment: $ 417.00
??Clothing, household expenses $ 107.00
??Credit cards and other loans: $ 469.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 15.01%	Starting monthly payment:	$32.94

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-2002	Debt/Income ratio:	187%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,312	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	adultundegrad	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008) 700-720 (Apr-2008)
Principal balance:	$3,300.19	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Help a 30-something undergrad
Purpose of loan:
This loan will be used to?
finance the resultant costs of my pursuit of my Bachelor's Degree in Information Science for the next year (fees, books, etc.)
My financial situation:
I am a good candidate for this loan because 1.) I am employed full-time at the present and will be selecting a second job as of June 08, hopefully supplementing income enough to become a lender, as well.
Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 500
??Insurance: $
??Car expenses: $ 270
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-2008	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$584	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	15
Screen name:	voltage6	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting a house for my daughter
Purpose of loan:
This loan will be used to?get a place for my newborn?daughter. I?am active duty military,?I am currently on leave becuase my daughter was born October 18, 2009. I?can no longer live in the barracks?I need to get a place for my family. I want to get a place before my daughter gets home from the hospital. She has?Spina Bifida, so she had to have two major surgerys within the first two days of?birth. She is recovering well. I need money to?rent a place for my daughter and?My girlfriend of five years.

My financial situation:
I am a good candidate for this loan because even though I don't have a lot of credit the credit?I do have is good. I always stick to my word and do what I say that I will, I will pay back this loan. I am also in the military so I have job secuirity

Monthly net income: $
1700
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 25
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $70
??Food, entertainment: $ 100
??Clothing, household expenses $0
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.04%	Starting borrower rate/APR:	22.04% / 24.30%	Starting monthly payment:	$141.38

Auction yield range:	8.27% - 21.04%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1999	Debt/Income ratio:	37%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,464	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	jaybae16	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards
Purpose of loan:
Want to pay off some low limit cards that have high interest rates on them and?roll them all into one payment. Was out of work for some time last year after Bennigans closed and was also finishing up getting my Instrument Pilots License.

My financial situation:
I am a good candidate for this loan because I have a stable job and a fixed income. Have not been late on a payment for more than 4 years. Have a long work history with no gaps in employment with long tenures.

Monthly net income: $ 2550

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 60
??Car expenses: $ 200
??Utilities: $ 150
??Phone, cable, internet: $ 55
??Food, entertainment: $ 130
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1990	Debt/Income ratio:	27%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$18,320	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vshayn	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 93% )	700-720 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	2 ( 7% )	660-680 (May-2008) 660-680 (Apr-2007)
Principal balance:	$1,862.60	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Paying down personal loans
Purpose of loan:
This loan will be used to?
During the past year I borrowed from 3 friends - I'd like to pay them off in total and have one low payment due per month instead
My financial situation:
I am a good candidate for this loan because? I am a few months away from completing my first Prosper loan, originated 2.5 years ago - I have a really good standing history with making payments on time (there were 2 errors due to Wamu to Chase transformation, but it got cleared up immediately).

Monthly net income: $
$4,600
Monthly expenses: $
??Housing: $ 1,250
??Insurance: $ 85
??Car expenses: $ 210
??Utilities: $ 42
??Phone, cable, internet: $ 110
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$134.52

Auction yield range:	17.27% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1999	Debt/Income ratio:	25%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,070	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	self-reliant-dollar5	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card payoff
Purpose of loan:
This loan will be used to? consolidate credit card debt

My financial situation:
I am a good candidate for this loan because? I am a hard worker and pay my bills on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	15	Length of status:	5y 8m
Amount delinquent:	$4,008	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brainy-diversification	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small business infrastructure
Purpose of loan:

The purpose of this loan is to cover expenses for a month and make some upgrades to my small, recently launched, private enterprise.

I've launched my first online product and things are going quite well with it, but I am looking to make a few upgrades and cover costs during the initial period as I spread the word about my product.

My product is a paid wordpress theme that adds quite a bit of functionality that I wanted for my sites and the sites of my clients. It started as a series of small tweaks, but eventually grew to the point where I decided to clean it up a bit and sell / market it.

Having only been live and available for a week, it is doing reasonably well, but I need to do a few things to really make it shine for sales purposes:

Hire a graphics designer to make nice graphics for both the sales site and some optional looks for the themeUpgrade to a dedicated server so that I can serve files myself as neededGet good video editing software and a better microphoneCover bills during this interim period while I complete my initial marketing cycles and bring sales further into the black
My financial situation:
I've sunk pretty much everything I have into covering initial costs while building the theme and my savings is stretched a bit thin.

While I do not have a traditional day job, I do a variety of online selling in addition to odd jobs to make ends meet. At this point, I am confident that I can cover all of my bills and get things where they need to be, but could use a small influx of extra cash to get things moving more quickly.

The outstanding credit account listed is due to a conflict between the card issuer and myself, which I hope to have resolved in the near future. I currently cover my other bills as they come in, but am waiting to cover the listed card until the dispute is settled and some form of agreement is reached.

Monthly net income: $ 0 from employment.

I typically make $300 to $700 / month doing random work. This first week I have made about $125 selling my new product and have barely begun to market it. With the huge userbase of WordPress and the features I have added to it via my theme, I expect that to increase steadily.

Monthly expenses: $ 525
??Housing: $ 350
? Car expenses: $ 50
? Food, entertainment: $ 75
? Credit cards and other loans: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$308.77

Auction yield range:	3.27% - 6.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1997	Debt/Income ratio:	18%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$22,967	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	shillde	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	820-840 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	660-680 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Consolidate
Had a side business close down. Have some loans on credit cards and a few of the rates have risen due to the credit market. Looking for lower rates.

Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$217.20

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1974	Debt/Income ratio:	23%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	29y 1m
Amount delinquent:	$0	Revolving credit balance:	$140,420	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-prudent-bonus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Assist an elderly relative w care
I would be using this loan for two things.??I would like to pay?for a temporary care taker for an elderly relative and make a major repair?at home.

Luckily, I remain employed and have the means to make a monthly payment for the amount requested.??My FICO score?should verify?my commiment to meeting financial committments and obligations.? I am currently able to meet my financial obligations and?expect to continue.? Hope this provides some insight about why I seek a loan and?how?repayment would?occur.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.77%	Starting borrower rate/APR:	24.77% / 27.07%	Starting monthly payment:	$297.29

Auction yield range:	8.27% - 23.77%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1986	Debt/Income ratio:	30%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$56,974	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	swpoint1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$5,196.38	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Help pay off high interest credit !
Purpose of loan:
This loan will be used to pay off high interest credit card!

My financial situation:
I am a excellent?candidate for this loan because I have never been late on any payment to anyone.? I have an excellent credit history and have been working for 27 years.??I pay credit card payments and a little extra, but never seem to make a dent in the balances with the monthly revolving interest rates so high.? With this loan, I can pay off a substantial amount within three years.? My credit rating has always been A, but has recently dropped to C because my loan balances are just too high.? My boyfriend and I bought our house?4 years ago and put a subtantial down payment down.? Our plan was to refinance the house in 2-3 years and pull our down payment equity out to pay off the credit card balances. Unfortunately, the real estate market took a serious dive and our house is now worth 1/4 of what we paid for it only three years ago! (OUCH!).? We never expected to be in this situation.? We are very responsible borrowers and have a fixed 30 year loan at 6.5%.? We will just have to wait it out until the market recovers.? Meanwhile, we are in credit card debt and need some relief.? We are asking for your help.? Only my income is stated on this fact sheet.? Together we earn 185,000 a year.? I am in the service industry and he is?a licensed medical professional.? We are very trustworthy.? All household expenses are split 50/50.? Thank you for your consideration in funding this loan.?

Monthly net income: $ 7,500

Monthly expenses: $
??Housing: $ 1600.00????
??Insurance: $ 100????????
??Car expenses: $ 200 (gas only, car is paid off)
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2000 (ouch, please help!)
??Other expenses: $297.00 prosper current
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$47.82

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1993	Debt/Income ratio:	10%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,482	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	b2006	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	12 ( 100% )	800-820 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	720-740 (Jun-2007) 700-720 (May-2006) 720-740 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Moving expenses
Purpose of loan:
I need a temporary loan for moving expenses.

My financial situation:
I have an excellent credit history. I have previously repaid a Prosper loan for $10,000. Currently in the process of selling my home and moving at the same time. I need a buffer loan to avoid using my credit card. This will be repaid within a few months. My new living situation will increase my month to month liquidity by $700.

Monthly net income: $ 6,188

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$212.60

Auction yield range:	11.27% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1990	Debt/Income ratio:	47%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	21y 7m
Amount delinquent:	$0	Revolving credit balance:	$19,321	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	steveiz	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2009) 740-760 (Apr-2008)
Principal balance:	$5,575.75	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
paying off my prosper loan
Purpose of loan:
This loan will be used to pay off? my Prosper loan to lower my Intrest rate and monthly payment.

My financial situation:
I am a good candidate for this loan because?I have work at my job for 21?years and have good credit?and always pay my bills
I have a monthy net income of $3000
I?have a mortage payment $1100 and other bills of 500 my wife splits the mortgage with me.?I also have a car payment of $200
My prosper loan paymet is $350 a month?I would like to bring it down to about?$220 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$252.70

Auction yield range:	11.27% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2002	Debt/Income ratio:	12%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,966	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	poormanenterprises	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off 5 cards plus more!
Purpose of loan:
What we are wanting to do with this loan is pay off 5 of our smaller credit cards and one of our 401K loans. What this will do for our financial situation is open up some extra money by consolidating 6 accounts into one monthly payment, and reduce our interest rate on the credit cards.

My financial situation:
Why we think we are good candidates for a loan. We are always paying our bills on time, I am very secure in my job and have been for 8+ years now. We are honest and trustworthy and know the meaning of a hard days work, so we know the value of a dollar and how we need to use it.
We are also Prosper lenders and decided that we would like a little help from Prosper instead of going to a bank. The reason why we have so many credit cards is simple. I went thru a very difficult child custody case many years ago and still trying to pay off the cards. It?s that simple. We do use them from time to time but try to never spend more on them than what we can pay off that month. Feel free at ask any questions regarding this loan and I will try and answer as promptly as I can. I am not able to answer questions on the weekends due to my work schedule. Thank you.
Monthly net income: $ 4300

Monthly expenses: $
??Housing: $1350
??Insurance: $60
??Car expenses: $50
??Utilities: $200
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $ 50
??Credit cards and other loans: $800
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.60%	Starting borrower rate/APR:	11.60% / 13.73%	Starting monthly payment:	$82.56

Auction yield range:	4.27% - 10.60%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	3%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,366	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	25	Homeownership:	No
Inquiries last 6m:	0
Screen name:	relocate-me	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Expense Help
Purpose of loan:
This loan will be used to pay for upcoming relocation, moving expenses and continue rebuilding my credit.? My Wife and I?are relocating from the Tampa Bay area to?Vero Beach area in Florida. I would prefer to establish myself thru Prosper at a lower interest rate rather than applying for a signature loan thru my Credit Union at a higher rate.

My financial situation:
Due to Life changes I faced Bankruptcy in June of 08.? I have been steadily rebuilding my credit in small incremental steps and plan on purchasing a home next year in Vero Beach.I pay my bills on time.I just received a promotion with my stable job of nearly 8 years.

Monthly net income: $3,610

Monthly expenses: $?
Housing: $1050???????????????? ?After November 21st? $850
Insurance: $ 125
Car expenses: $?296
Utilities: $200?????????????????????After November 21st ?$150
Phone, cable, Internet: $145??? $87 reimbursed
Food, entertainment: $250
Clothing, household expenses $150
Credit cards and other loans: $ 150
other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.75%	Starting borrower rate/APR:	18.75% / 20.97%	Starting monthly payment:	$87.67

Auction yield range:	17.27% - 17.75%	Estimated loss impact:	25.98%
Lender servicing fee:	1.00%	Estimated return:	-8.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1997	Debt/Income ratio:	25%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	2y 2m
Amount delinquent:	$360	Revolving credit balance:	$839	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	hwood123	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 7% )	640-660 (Aug-2009) 580-600 (Aug-2008) 560-580 (Jul-2008)
Principal balance:	$2,154.54	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
EDUCATION/2nd Loan
Purpose of loan:
This loan will be used to?continue my education at?Cal State University San Bernardino?in September. As well as for minor car repairs and to repair my garage at my home.?

My financial situation:
I am a good candidate for this loan because I am a responsible husband, father and teacher.?It?has been my dream to earn my Doctorate degree for quite a few years now and I was accepted into the program, so this is my only chance.Please help me fulfill that dream so I can continue to help numerous students. I? know I can make a difference in childrens' lives and this degree will help me to fulfill that dream. In addition, I have a small loan with Prosper and have made all of the payments on time. Thanks for reading and Thank You for your help.??

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1824
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,750.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.17%	Starting borrower rate/APR:	10.17% / 10.52%	Starting monthly payment:	$218.34

Auction yield range:	3.27% - 9.17%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1991	Debt/Income ratio:	13%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	16y 9m
Amount delinquent:	$0	Revolving credit balance:	$74,834	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	light52	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	760-780 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	740-760 (Oct-2007)
Principal balance:	$4,428.24	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Helping Daughter Go Back to School
Purpose of loan:
This loan will be used to help my daughter go back to college and get her degree.

My financial situation:
I could actually go elsewhere for this loan but I would rather pay people than a bank.? I currently have a prosper loan and have not made a late payment.? I have my own business and will certainly pay each month on time.

Thanks for any bids!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	4.27% - 34.00%	Estimated loss impact:	2.27%
Lender servicing fee:	1.00%	Estimated return:	31.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1987	Debt/Income ratio:	17%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	14y 7m
Amount delinquent:	$0	Revolving credit balance:	$21,842	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	caring-treasure2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt and pay for tuition.
Purpose of loan:
This loan will be used to pay off debt and pay my sons college tuition.

My financial situation:
I am a good candidate for this loan because I have excellent credit, excellent job stability(Firefighter for 15 years) and good income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2006	Debt/Income ratio:	18%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JESSICE66	Borrower's state:	Maryland	Borrower's group:	VETTED BORROWERS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 620-640 (Feb-2008)
Principal balance:	$2,651.67	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Pay Off Outstanding Debts
Purpose of loan:
Pay IRS and final attorney fees accrued during divorce proceedings. I owe $2767 to the IRS (403B early withdrawal to cover attorney fees) and $1060 is due to my attorney for finishing a custody evaluation.
My financial situation:
Stable and improving now that custody matters for my daughter are settled. My previous loan covered the majority of what was due to my attorney. I pay my bills in full on time, Prosper lenders have helped me do it. Thank you! On the savings side, I continue to contribute to my 403B plan.
Monthly net income: $ 2434
Monthly expenses: $?
??Fixed Expenses: $ 1712
? Debt Service: $ 502
? Monthly Cash Available: $ 220?
I'm confident my budget will support this loan. Please ask questions. I will answer just as soon as I can.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-2000	Debt/Income ratio:	19%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	1y 11m
Amount delinquent:	$844	Revolving credit balance:	$288	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	professorbooty	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$3,733.26	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Need help to reduce debt
Purpose of loan:
Within the last year I had to use my credit card (which was paid off) for emergencies.? I have since missed a couple payments and am being killed with interest rates and fees (30%).? I am looking to pay it off and close it - while being able to pay off the balance.

My financial situation:
I am a good candidate for this loan because? I have a good outstanding loan with Prosper - and would like to utilize this avenue to rid myself of this horrid debt.?? I will continue to make ontime monthly payments.? Roomate to split expenses now!

Monthly net income: $ 4800
Monthly expenses: $
??Housing: $?1200
??Insurance: $ 150
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 150 (work?paid)
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $?1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1993	Debt/Income ratio:	38%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	62	Length of status:	8y 2m
Amount delinquent:	$3,865	Revolving credit balance:	$6,628	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	nickel-dreams	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get on track!
Purpose of loan:
This loan will be used to get our?finances in order.?

My financial situation:
I am a good candidate for this loan because I have learned the hard lessons of poor money management and now have a plan in place to handle all our expenses once I obtain this loan to get us back to steady ground.? I am sure you are thinking that if I was unable to handle our finances before that I will be unable to handle them now.??We have completely eliminated our dependence on our credit cards and are now operating on an all cash basis.? The credit crisis essentially forced that on us and the only reason we are behind now is due to that adjustment period.? We closed all our credit accounts and are now in the process of paying them all off but we need this small cash infusion to get us caught up and we will be able to easily pay this and all of our other accounts back.

Monthly net income: $ 8,000

Monthly expenses: $
??Housing: $ 1470
??Insurance: $ 300
??Car expenses: $ 1000
??Utilities: $ 300
??Phone, cable, internet: $ 300
??Food, entertainment: $?750
??Clothing, household expenses $?500
??Credit cards and other loans: $ 2000
??Other expenses: fuel $500
????????????????????????????student loan $425
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$249.71

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1984	Debt/Income ratio:	39%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,850	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kcleaner	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Oct-2007)
Principal balance:	$1,662.13	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Last Car Payment
Purpose of loan:
This loan will be used to? Ok.. Here we go one last time I hope. Almost finished paying off first prosper loan..(Ahead of time. Every payment on time)! I am almost totally out of debt. But I have 11 months on a crazy car lease payment of 500.00$ month.. Yes 500$ for a chrysler.It was a 36 month loan. Never late or missed a payment on that loan either.. Sick of the 500 a month payment. Want to pay off car give it back to the dealership and never lease a car again. I have a family car I can use untill I save up to buy a cheap car. Also have a family second car. Thats it.. Then I plan to pay off this loan as fast as possible.

My financial situation:
I am a good candidate for this loan because? Well first you can check out my current prosper loan and see that I pay my "bills" on time.. Also my credit score has gone up close to?50+ pts this past year.. I am determined to be debt free within a year..I have a secure Full time job.... And a great P/T job..

Monthly net income: $ 3,300

Monthly expenses: $
??Housing: $?0
??Insurance: $ 230
??Car expenses: $ 200
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$47.82

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1989	Debt/Income ratio:	11%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,814	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	greenback-venture6	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing a Sectional
Purpose of loan:
This loan will be used to purchase furniture for our living room. We recently purchased a home and need more furniture

My financial situation:
I am a good candidate for this loan because I am responsible and committed to paying all my debts on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.10%	Starting borrower rate/APR:	29.10% / 31.46%	Starting monthly payment:	$251.76

Auction yield range:	14.27% - 28.10%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1999	Debt/Income ratio:	14%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,493	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	pound-popcorn	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit / finish projects
This loan will help me to pay off all my credit cards, and it will give me a touch of working capitol to finish my movie.

This will allow me to show my feature film at festivals and allow me to pay down my debts in a more manageable way. (my movie trailer can be seen here > www.sedonasrule.com )

I?m a good candidate because my job is very stable, in a company that has a great history of weathering the economy. I also have back-up sources of income as a freelance designer.

Monthly net income: $ 4,000.00

Monthly expenses: $ 2,670.00
Rent $ 800.00
Insurance: $ 200.00
Car payments: $ 300
Gas: $ 350
Utilities: $70
Phone, cable, Internet: $150
Food, entertainment: $200
Clothing, household expenses $100
Credit cards and other loans: $500

About me:
I've been an Art Director for 11+ years. Started with PBS then moved into Fine Art and the Performing Arts then to Commercials and right now I'm Art Directing for a software company.

In June I decided to take my pursuit of filmmaking to the next step. I wrote, directed, and funded a feature film. ($26k of my own money)
I'm now approaching the final stages and am almost done with the film. It's a quality piece that will do well at the film festivals, and most likely get a DVD distribution deal. In order to finish it I need to make final payments to some of the actors, and shoot a final scene.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1994	Debt/Income ratio:	73%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$21,962	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	professional-wealth	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
transmisson
Purpose of loan:
This loan will be used to? get new transmission

My financial situation:
I am a good candidate for this loan because i will be able to pay off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$259.07

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1995	Debt/Income ratio:	59%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$33,165	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the_fresh_one	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 680-700 (Feb-2008)
Principal balance:	$5,182.80	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Looking to Refinace my current Loan
Purpose of loan:
This loan will be used to reduce the current payments on my current prosper loan.? Due to current economic conditions I want to reduce the payments, by adding time, so that I have a bit more to put away per month.

My financial situation:
I am a good candidate for this loan because I pay all of my debts off, and I am committed to making a change in spending and buying habits. I am in the process of paying off my car this next month, but would like to pay off my current prosper loan of a little above 5000 with this loan, and allow me to reduce the monthly payment on it, freeing up a little more cash per month, for other bills.? I have been making monthly payments and have a good history with my current prosper loan.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $200 gas
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $700
??Other expenses: $

Information in the Description is not verified.